                                                                      EXHIBIT 10

                       SPLIT DOLLAR INSURANCE AGREEMENT

                                      AND

                   TRANSFER OWNERSHIP AND ASSIGNMENT OF LIFE
                        INSURANCE POLICY AS COLLATERAL


           This Agreement is entered into as of the 9th day of Dec, 1998 at
                                                    ---        ---
LOS ANGELES, California, by and among (i) IMPERIAL BANCORP, a California
-----------
corporation ("Employer"), (ii) G. LOUIS GRANZIADIO, III, MARY LOU GRANZIADIO

AREA, AND ALIDA GRAZIADIO CALVILLO, Trustees under the GRAZIADIO DYNASTY TRUST

II dated DECEMBER 9, 1998 ("Trust"), (iii) GEORGE L. GRAZIADIO, JR ("Employee"),
         ----------------
and (iv) REVA M. GRAZIADIO ("Reva"). Employer, Trust, Employee and Reva shall referred to individually as a "Party" or collectively as the "Parties".

W I T N E S S E T H:

           A.   WHEREAS, the Employer is the owner of a life insurance policy,

John Hancock Mutual Life Insurance Company ("Insurer") Policy No. 80140387

(together with any supplementary contracts issued by the Insurer in conjunction therewith, "the Policy") on the life of Employee in the original face amount at the time of issue of $10,5000,00;

           B.   WHEREAS, Employer is a bank holding company, and Employee is a valuable employee of Employer, and is its duly elected Chairman of the Board,

President and CEO;

           C.   WHEREAS, the Policy was previously subject to a Split Dollar

Life Insurance Agreement entered into October 17, 1996 by Employer and a different trust, under which that other trust undertook to pay a portion of the policy premiums, but which was
terminated by mutual agreement with and resulted in Employer becoming sole owner of the Policy;

          D.   WHEREAS, Employer is willing to continue to pay a portion of the premium payments on the Policy, wishes to provide benefits to Employee in consideration of the performance of services by Employee for Employer, and desires to enter into this Agreement as an investment;

          E.   WHEREAS, Employer, in order to induce Trust to pay the remaining premium payments previously being paid by the other trust under the now terminated agreement referred to in Recital C above, is willing to assign the

Policy to Trust if its interest in the policy is secured by a reassignment and pledge of the Policy to Employer by the Trust as collateral;

          F.   WHEREAS, Trust is willing to pay that portion of the premium payments which are not paid by the Employer if the Policy is assigned to it subject to a collateral reassignment of the Policy to the Employer to secure the

Employer's interest in the policy; and

          G.   WHEREAS, the Parties desire to enter into this Agreement in order to secure payment, out of the proceeds of the Policy, of the portions of the

Policy proceeds due to Trust and to the Employer under the terms of this

Agreement;

          NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Parties mutually agree as follows:

     1.   OTHER DEFINITIONS.  In this Agreement:
          -----------------

          a.   Advances.  Advances refer to:
               --------

               (i)   the cumulative total (without interest) of all premiums

          paid by the Employer including $2,490,000 of premiums paid prior to the date of this Agreement;

               (ii)  reduced by any amounts received by Employer as

          reimbursement of premiums paid; and

          (iii) reduced further by any indebtedness with respect to the Policy from Employer to Insurer.

     b.   Change in Control.  "Change in Control" refers to the first to occur
          -----------------
of any of the following events:

          (i) Any "person" (as that term is used in Section 13 and 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act") becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 50% or more of the Employer's capital stock entitled to vote in the election of directors;

          (ii) During any period of not more than two consecutive years, not including any period prior to the adoption of this Agreement, individuals who at the beginning of such period constitute the board of directors of the Employer, and any new director (other than a director designated by a person who has entered into an agreement with the Employer to effect a transaction described in clauses (i), (ii), (iii) or (iv) of this Paragraph 1.b) whose election by the board of directors, or nomination for election by the Employer's stockholders was approved by a vote of at least three-fourths (3/4th) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof.

          (iii) The shareholders of the Employer approve any consolidation or merger of the Employer, other than a consolidation or merger of the Employer in which the holders of the common stock of the Employer immediately prior to the consolidation or merger hold more than 50% of the common stock of the surviving corporation immediately after the consolidation or merger;

          (iv) The shareholders of the Employer approve any plan or proposal for the liquidation or dissolution of the Employer; or

          (v) The shareholders of the Employer approve the sale or transfer of substantially all of the assets of the Employer to parties that are not within a "controlled group of corporations" (as defined in Code (S) 1563) in which the Company is a member.

     c.  "Code" shall refer to the Internal Revenue Code of 1986, as amended.
          ----

     d.  "Assignment Agreement" shall refer to the document attached as Schedule
          --------------------
A assigning the Policy to the Trust and collaterally reassigning the Policy to secure the Employer's Interest as determined pursuant to Paragraph 5.b herein.

     e.  "Death Benefit" shall refer to the amount payable by Insurer to
          -------------
Beneficiary on the death of the Survivor.

          f.   "Disability" shall refer to the total and permanent incapacity,
                ----------
     as determined by the Employer based upon competent medical advice, of the Employee to render substantial services to the Employer by reason of mental or physical disability.

          g.   "Imputed Income Amount" shall refer to the amount equal to the
                ---------------------
     Trust's Share of Death Benefit divided by 1,000 and then multiplied by the applicable Imputed Income Rate, regardless of whether or not the Trust Premium Payment is paid by the Trust.

          h.   "Imputed Income Rate" shall refer to the rate published by the
                -------------------
     Internal Revenue Service in the P.S. 58 Table or U.S. Life Table 38, as applicable as amended from time to time, or if lower, Insurer's standard one-year term rates for original issue insurance on a single life, as allowed by Revenue Rulings 66-110 and 67-154. The currently published Imputed Income Rate is set forth on Schedule B attached hereto and incorporated herein by reference.

          i.   "Insureds" shall collectively refer to the Employee and Reva or
                --------
     to the Survivor.

          j.   "Survivor" shall refer to the second to die of Employee and Reva.
                --------

          k.   "Trust Premium Payment"  shall refer to the amount of Policy
                ---------------------
     premium allowed to be paid by the Trust (at the Trustee's sole option) directly to the Insurer, pursuant to Paragraph 3.c herein.

          l.   "Trust's Share of Death Benefit" shall refer to the amount of the
                ------------------------------
     Death Benefit, less the Employer's interest in the Policy proceeds at death of the Survivor, determined pursuant to Paragraph 5.b herein.

          m.   "Trust's Interest" shall mean all to the rights and interests in
                ----------------
     the Policy not specifically retained by the Employer, including but not necessarily limited to the Trust's Share of Death Benefit and the Trust's interest in the balance of the Proceeds as defined in Paragraph 5.c. herein.

     2.  DESCRIPTION OF POLICY/POLICY OWNERSHIP. In furtherance of the purposes
         --------------------------------------
of this Agreement the Trust shall own the Policy. The Trust's ownership of the Policy shall be subject to the terms and conditions contained in this Agreement.

     3.  POLICY PREMIUM PAYMENTS.
         -----------------------

         a.   Payment of Premium by Employer.  Except as otherwise provided in
              ------------------------------
Paragraph 3.b herein, the Employer may pay 10 equal annual payments of $830,000. The premium shall not be reduced by the premiums paid by the Trust, if any. The Employer may pay the premium paid pursuant to this Paragraph 3.a directly to the Insurer and may continue paying said amounts until the 10 annual payments have been paid.

     b.   Change in Control, Death or Disability. In the event of a Change in
          --------------------------------------
Control, or the death or Disability of the Employee, the Employer shall pay the equal annual payments of $830,000 remaining under the terms of the Agreement in accordance with Paragraph 3.a herein.

     c.   Trust Premium Payment. The Trust may, at the Trustee's sole option,
          ---------------------
pay all or part of the premium on the Policy. The Trust Premium Payment shall be first allocated to satisfy the imputed Income Amount.

4.   COLLATERAL ASSIGNMENT AND POSSESSION OF POLICY.
     ----------------------------------------------

     a.   Assignment Agreement Form. To secure repayment of the Advances to the
          -------------------------
Employer and secure the Trust's Interest, Employer and the Trust shall execute the Assignment Agreement attached hereto as Schedule A. Employer shall nevertheless retain possession of the policy until all of the Advances have been repaid.

     b.   Exercise of Rights. The Employer shall have possession of the Policy
          ------------------
from the Effective Date of this Agreement until the return of its Advances paid pursuant to Paragraph 11.a herein. The Employer shall make the Policy available to the Insurer in order to make any change desired by the Trust as to the designation of beneficiary or the selection of a settlement option, subject, however, to the terms of the Assignment Agreement. The Trust shall have no power or authority to borrow against the Policy, except on behalf of the Employer as provided in Paragraph 4.1 (a) of the Assignment Agreement.

5.   BENEFICIARY DESIGNATION AND PAYMENT OF POLICY PROCEEDS.
     ------------------------------------------------------

     a.   Beneficiary. The Trust shall have the right to name the Policy
          -----------
beneficiary, subject to the Employer's interest in the Policy as determined pursuant to Subparagraph b of this Paragraph.

     b.   Employer's Interest in Policy.
          -----------------------------

          (i)  Payment of Death Benefit. If the Survivor dies during the term of
               ------------------------
     this Agreement, the Employer shall have an interest in the Policy proceeds equal to the amount of the Advances as of the date of death of the Survivor, plus an amount equal to $120,000.

          (ii) Surrender of Policy. If the Policy is surrendered during the term
               -------------------
     of this Agreement prior to the death of the Survivor, the Employer shall have an interest in the Policy equal to the greater of: (i) the amount of the Advances as of the date of surrender, or (ii) the cash surrender value of the Policy as of the date of surrender, less reimbursed Advances.

          c.   Balance of Proceeds. The balance, if any, of the proceeds of the
               -------------------
     Policy, including proceeds attributable to insurance purchased with annual dividends-and Trust Premium Payments shall be paid to the Trust.

     6.   PROCEDURE AT SURVIVOR'S DEATH. Upon the death of the Survivor while
          -----------------------------
the Policy and this Agreement are in force, the Employer shall promptly take all necessary steps, including rendering of such assistance as may reasonably be required by the Trust, to obtain payment from the Insurer of the amounts payable under the Policy to the respective Parties, as provided under Paragraph 5 hereof.

     7.   CHOICE OF DIVIDEND OPTION(S). To the extent that the Insurer declares
          ----------------------------
dividends on the Policy, such dividends shall be reinvested in the Policy, as specified by the Trustee.

     8.   TERMINATION OF AGREEMENT. This Agreement will terminate when the first
          ------------------------
of any of the following events occurs:

          a.   Performance Upon Survivor's Death. Performance of the Agreement's
               ---------------------------------
     terms, following the death of the Survivor;

          b.   Mutual Agreement: The Employer and the Trustee mutually agree to
               ----------------
     terminate the Agreement.

          c.   Exercise of Trustee's Option to Reimburse Employer Advances. The
               -----------------------------------------------------------
     Trustee exercises its option, pursuant to Paragraph 10.b, to reimburse the Employer for the Advances at the time when the amount of the Advances equals or exceeds the cash surrender value of the Policy.

     9.   DISPOSITION OF POLICY UPON TERMINATION OF AGREEMENT.
          ---------------------------------------------------

          a.   Purchase of Insurance. Upon the termination of this Agreement by
               ---------------------
     mutual agreement as provided in Paragraph 8.b., the Trust shall have a 30 day option to reimburse the Employer for an amount equal to greater of the Advances, or the cash surrender value of the Policy as of the date of termination of the Agreement, and thereby obtain ownership of the Policy free of any encumbrances.

          b.   Encumbrance. If the Policy shall then be encumbered by an
               -----------
     assignment, policy loan, or other means, the Employer shall either remove such encumbrance, or reduce the amount necessary to reimburse the Employer pursuant to Paragraph 10.a hereof by the total amount of indebtedness outstanding against the Policy, from which Trust has previously made any reimbursement of Employer Advances. If the Trust does not exercise its right to reimburse the Employer, the Trust shall execute all documents required by the Insurer to transfer ownership of the Policy to the Trust. Such transfer shall constitute satisfaction of any obligation the Trust has to the Employer with respect to this Agreement. If the Trust exercises its right, Employer shall, execute all documents required by the Insurer to remove and satisfy the Collateral Assignment outstanding on the Policy under the Assignment Agreement.

10.  RETURN OF PREMIUMS PAID TO EMPLOYER.
     -----------------------------------

     a.  Return of Premiums Paid After Ten Years.  If the Agreement has not
         ---------------------------------------
terminated pursuant to Paragraph 8, upon the earlier of: (i) the thirteenth
(13th) anniversary of the Policy issue date, or (ii) if there has been no Change in Control, the failure of both the Employer and the Trustee to make Premium Payments On the Policy within 30 days of the premium due date, the Employer shall, in order to satisfy the Trust's obligation to repay the Advances to the Employer, borrow against the Policy, pursuant Paragraph 4.b of the Assignment Agreement, an amount equal to the Advances; provided, however, that the Trustee may satisfy its obligation by tendering to the Employer an amount equal to the Advances. The Collateral Assignment thereunder shall secure the Trust's performance under this provision.

     b.  Trust's Option.
         --------------

         (i)  Right to Reimburse Employer. At any time prior to the termination
              ---------------------------
     of the Agreement, the Trust shall have the option to reimburse the Employer for the Advances. The Trust shall exercise said option by tendering to the Employer an amount equal to the Advances. If the Policy shall then be encumbered by an assignment, policy loan, or other means, the Employer shall either remove such encumbrance, or reduce the amount necessary to reimburse the Employer pursuant to this Paragraph 10.b.(i).

        (ii)  Effect on Agreement.
              -------------------

              (a) If, at the time the Trust exercises its option pursuant to Paragraph 10.b.(i), the amount of the Advances equals or exceeds the cash surrender value of the Policy, this Agreement shall terminate upon the Trustee's exercise of said option and the Employer shall execute all documents required by the Insurer to remove and satisfy the Collateral Assignment outstanding on the Policy under the Assignment Agreement.

              (b) If, at the time the Trustee exercises its option pursuant to Paragraph 10.b.(i), the amount of the Advances is less than the cash surrender value of the Policy, this Agreement shall continue until terminated pursuant to Paragraph 8; however, the Employer's obligation to pay the Policy premiums pursuant to Paragraph 3.a shall cease

              (c)  No Right of Reimbursement. Except as provided in Paragraphs
                   -------------------------
        9.b and 10.b, the Trust shall have no right of reimbursement from the Employer for any amounts borrowed by the Employer pursuant to the Assignment Agreement.

     11.  TAXABLE INCOME.  The Employer will comply with all federal, state and
          --------------
local reporting and withholding requirements applicable to this Agreement throughout the term of this Agreement. If withholding is required, the Employer may satisfy its withholding obligations from any and all compensation to be paid to the Employeee and if necessary, Employee shall provide cash to Employer to enable the Employer to satisfy its withholding obligation.

    12.  TRUST'S RIGHT TO ASSIGN ITS INTEREST.  The Trust shall have the right
         ------------------------------------
to transfer its entire interest in the Policy (subject to the Employer's Interest hereunder). If the Trust makes such transfer, all its rights shall be vested in the transferee, and the Trust shall have no further interest in the Policy and no further rights or obligations under this Agreement.

    13.  CLAIMS PROCEDURE.  The following claims procedure shall apply to the
         ----------------
Agreement:

         a.  Filing of a Claim for Benefits.  The Employer or the beneficiary of
             ------------------------------
    the Policy shall make a claim for the benefits provided under the Policy in the manner provided in the policy. The Employer is hereby appointed the attorney-in-fact of either the Trust or the beneficiary to make such claim if not made within ten days of notice from the Employer.

         b.  No Limitation of Rights.  Nothing contained herein shall be
             -----------------------
    construed to limit the rights or remedies of the Employer, or the Trust against the Insurer.

    14.  AMENDMENTS.  Amendments may be added to this Agreement by a written
         ----------
agreement signed by each of the Parties and attached hereto.

    15.  GOVERNING LAW/VENUE.  This Agreement shall be subject to, and construed
         -------------------
according to, the laws of the State of California.

    16.  INSURANCE COMPANY NOT A PARTY TO AGREEMENT.  The Insurer shall not be
         ------------------------------------------
deemed a party to this Agreement, but will respect the rights of the Parties as herein developed upon receiving an executed copy of this Agreement.

    17.  A BINDING AGREEMENT.  This Agreement shall bind the Employer and the
         -------------------
Employer's successors, the Employee and assigns, the Trust and its successors and assigns, and any Policy beneficiary.

    18.  COUNTERPARTS.  This Agreement may be executed in One or more
         ------------
counterparts, each of which when executed and delivered shall be an original, and all of which when executed shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

                                        "EMPLOYER"

                                  IMPERIAL BANCORP, a California corporation

                                  By:   /s/ Richard Baker
                                     ----------------------------------
                                        RICHARD BAKER
                                  Its:  Senior Vice President/General
                                        Counsel/Secretary


                                  By:   /s/ Christine M. McCarthy
                                     ----------------------------------
                                        CHRISTINE M. McCARTHY
                                  Its:  Executive Vice President/ Chief
                                        Financial Officer

                                        "TRUST"

                                  GRAZIADIO DYNASTY TRUST II, dated
                                  DECEMBER 9, 1998
                                  ----------

                                  By:   /s/ G. Louis Graziadio III
                                     ----------------------------------
                                        G. LOUIS GRAZIADIO III
                                  Its:  Trustee


                                  By:   /s/ Marylou Graziadio Area
                                     ----------------------------------
                                        MARYLOU GRANZIADIO AREA
                                  Its:  Trustee


                                  By:   /s/ Alida Graziadio Calvillo
                                     ----------------------------------
                                        ALIDA GRAZIADIO CALVILLO
                                  Its:  Trustee

                                        "EMPLOYEE"


                                        /s/ George L. Graziadio, Jr.
                                  -------------------------------------
                                  GEORGE L. GRAZIADIO, JR.

                                           "REVA"

                                        /s/ Reva M. Graziadio
                                       -----------------------------
                                       REVA M. GRAZIADIO


ACKNOWLEDGED:

John Hancock Mutual Life Insurance Co.

By:
   ------------------------------                   The John Hancock Mutual Life Insurance Company
       JAMES C. MAGNER                              without assuming any responsibilities for the validity or the sufficiency of this instrument, has on this date, filed a
Its:   Executive Director                           duplicate thereof at it's Home Office.
       Estate and Business Planning Group                               Date:  1/22/99
                                                                             -----------
                                                    JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                                                    The John Hancock Variable Life Insurance Company
                                                    without assuming any responsibility for the validity
                                                    or the sufficiency of this instrument, has on this
                                                    date, filed a duplicate thereof at it's Home Office.
                                                                                 Date:  1/22/99
                                                                                      -----------
                                                    JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                          By: /s/ [ILLEGIBLE SIGNATURE]    Secretary


                             ASSIGNMENT AGREEMENT


          THIS ASSIGNMENT AGREEMENT is entered into and effective this
9th day of December 1998, by and between (i) IMPERIAL BANCORP, a California
---
corporation ("Employer"), as owner and as a beneficiary of date certain life Insurance Policy No. 80140397 issued by John Hancock Mutual Life Insurance Co., located in the City of Boston, State of Massachusetts, ("Insurer"), and any supplementary contracts issued in connection therewith ("Policy"), upon the lives of GEORGE L. GRAZIADIO, JR. and REVA M. GRAZIADIO (collectively "Insureds"), and (ii) G. LOUIS GRAZIADIO, M, MARY LOU GRAZIADIO AREA, and
ALIDA GRAZIADIO CALVILLO, Trustees, of the GRAZIADIO DYNASTY TRUST II,
dated December 9, 1998 ("Trust"),.
      ----------

          WHEREAS George L. Graziadio, Jr. ("Employee") is a valued employee of Employer; and

          WHEREAS the Employer desires to provide the Employee with a split-dollar life insurance arrangement by assigning the Policy to the Trust and paying certain parts of some of the annual premiums due on the Policy ("Advances"), as more specifically provided for in that certain Split-Dollar Life Insurance Agreement("Agreement"), dated as of December 9, 1998,
                                                   ----------
entered into by and among the Trust, the Employee, Reva, and the Assignor; and

          WHEREAS, in consideration of the Employer's making of the Advances and of Employer's assignment of the policy to the Trust, the Trust has agreed to grant Employer a security interest in the Policy as collateral security for the repayment of the Advances.

          NOW, THEREFORE, for value received, the undersigned Employer hereby assigns, transfers and sets over to the Trust, all of its right title and interest in the policy, while the Trust assigns back to the Employer, its successors and assigns the following specific rights in the Policy, subject to the following terms and conditions:

      1.  OTHER DEFINITIONS.  Capitalized terms shall have the meanings set
          -----------------
forth herein or as provided in the Agreement. The assignment by the Trust to the Employer is referred to herein as the Collateral Assignment.

      2.  ASSIGNMENT.  This Collateral Assignment is made, and the Policy is to
          ----------
be held, as collateral security to secure performance of all the obligations of the Trust to the Employer, either now existing or that may hereafter arise, pursuant to the terms of the Agreement.

      3.  LIMITATIONS.  The Employer's interest in the policy shall be as
          -----------
follows:

          a.   Surrender or Cancellation.  If the Policy is surrendered during
               -------------------------
     the term of the Agreement, the right to receive an amount equal to the greater of (i) the Advances as of the date of surrender, or (ii) the cash surrender value of the Policy as of the date of surrender, less reimbursed Advances.

               (i) The Employer retains the power and authority to borrow from the Insurer, in the name of the Trust, the amount payable under the Agreement (including amounts due under Paragraph 10 of the Agreement), and to pledge or otherwise encumber the Policy to ensure repayment of the loan. The Employer shall have the right to receive the loan proceeds and shall have no obligation to make any payments on the loan.

               (ii) To Employer shall not have the authority to cancel or surrender the policy.

          b.   DEATH BENEFIT. If the Agreement is in effect upon the death of
               -------------
     the Survivor, the right to receive an amount equal to:

               (i) The Advances as of the date of the Survivor's death, plus

               (ii)     $120,000.

          c.   INCIDENTS OF OWNERSHIP.  Except as specifically retained by the
               ----------------------
     Employer herein or in the Agreement, the Trust shall have all incidents of ownership in the Policy, including but not limited to:

               (i) To name the Policy beneficiary, subject to Employer's interest in the Policy as determined pursuant to Paragraph 5.b of the Agreement.

               (ii)     The right further to assign its interest in the Policy;

               (iii) The right to change the beneficiary of that portion of the proceeds to which it is entitled under Paragraph 5 of the Agreement; and

               (iv) The right to exercise all settlement options permitted by the terms of the Policy, provided, however, that all rights assigned to the Trust shall be subject to the terms and conditions of the Agreement.

     4.   ENDORSEMENT.  The Employer shall, upon request, forward the Policy to
          -----------
the Insurer without unreasonable delay, for any designation or change of beneficiary, for any election of optional mode of settlement, or for the exercise of any other right granted to the Trust hereunder.

     5.   EMPLOYER'S RIGHT.  The Insurer is hereby authorized to recognize the
          ----------------
Employer's claims to rights hereunder without investigating the reason for any action taken by the Employer, the validity or amount of any of the liabilities of the Trust to the Employer under the Agreement, the existence of any default therein, the giving of any notice required herein, or the application to be made by the Employer of any amounts to be paid to the Employer. The signature of the Employer shall be sufficient for the exercise of any rights under the Policy assigned hereby to the Employer and the receipt of the Employer for any sum received by it shaft be a discharge and release therefore to the Insurer.

     6.  REASSIGNMENT. Upon receiving full payment for its interest in the
         ------------
Policy pursuant to the Agreement, the Employer shall reassign to the Trust the Policy any all specific rights retained by it under this Collateral Assignment.

     7.  CONFLICT. In the event of any conflict between the provisions of this
         --------
Assignment Agreement and the Agreement, or any other evidence of any liability with respect to the Policy or the rights of collateral security herein, the provisions of this Assignment Agreement shall prevail, as to the Insurer, and the Agreement shall prevail between the Parties thereto.

     8.  ASSIGNMENT FOR SECURITY. It is the intent of the undersigned that the
         -----------------------
assignment to the Trust makes the Trust the owner of the policy and the holder of all incidents of ownership, as defined in Treasury Regulation (S)(S) 20.2042-1(c)(2)-(6), in the Policy, and that the Collateral Assignment assign an interest in proceeds becoming payable under the Policy as security for the Employer's Interest without granting to Employer any such incidents, and it is agreed that this Assignment Agreement shall be construed so as to accomplish this intent.

          IN WITNESS WHEREOF the Parties have executed this Assignment Agreement as of the day and year first above written.

TRUST:

GRAZIADIO DYNASTY TRUST, II dated December 9, 1998


By:  /s/ G. Louis Graziadio, III
   ------------------------------------
     G. LOUIS GRAZIADIO, III
     Its:  Trustee


By:  /s/ Marylou Graziadio Area
   ------------------------------------
     MARYLOU GRAZIADIO AREA
     Its:  Trustee


By:  /s/ Alida Graziadio Calvillo
   ------------------------------------
     ALIDA GRAZIADIO CALVILLO
     Its:  Trustee

BENEFICIARY:


By:   /s/ G. Louis Graziadio, III
   ----------------------------------
      G. LOUIS GRAZIADIO, III
Its:  Trustee


By:   /s/ Marylou Graziadio Area
   ----------------------------------
      MARYLOU GRAZIADIO AREA
Its:  Trustee


By:   /s/ Alida Graziadio Calvillo
   ----------------------------------
      ALIDA GRAZIADIO CALVILLO
Its:  Trustee




EMPLOYER:

IMPERIAL BANCORP, a California corporation


By:   /s/ Richard M. Baker
   ----------------------------------
      RICHARD M. BAKER
Its:  Senior Vice President/General Counsel/Secretary


By:   /s/ Christine M. McCarthy
   ----------------------------------
      CHRISTINE M. McCARTHY
Its:  Executive Vice President/Chief Financial Officer


INSUREDS:

/s/ George L. Graziadio, Jr.
-------------------------------------
GEORGE L. GRAZIADIO, JR.

/s/ Reva M. Graziadio
-------------------------------------
REVA M. GRAZIADIO

                                  SCHEDULE B
                 TO SPLIT DOLLAR LIFE INSURANCE AGREEMENT AND
                             COLLATERAL ASSIGNMENT
      IMPUTED INCOME RATES (Per $1,000 of Trust's Share of Death Benefit)

====================================================================================================================================
                                                             Standard One-Year Rates
                                                             for Original Issue Insurance
U.S. Life Table 38                                           (Per John Hancock Life)                 P.S. 58 Table Rates
------------------------------------------------------------------------------------------------------------------------------------
Mr. Graziadio        Mrs. Graziadio                          Insured's                               Insured's
AGE                  AGE                RATE                 AGE                RATE                 AGE                RATE
------------------------------------------------------------------------------------------------------------------------------------
76                   74                 $ 5.50               74                 $ 9.69               74                 $ 67.33
------------------------------------------------------------------------------------------------------------------------------------
77                   75                   6.50               75                  10.93               75                   73.23
------------------------------------------------------------------------------------------------------------------------------------
78                   76                   7.68               76                  12.53               76                   79.63
------------------------------------------------------------------------------------------------------------------------------------
79                   77                   9.08               77                  14.38               77                   86.57
------------------------------------------------------------------------------------------------------------------------------------
80                   78                  10.71               78                  16.43               78                   94.09
------------------------------------------------------------------------------------------------------------------------------------
81                   79                  12.64               79                  18.77               79                  102.23
------------------------------------------------------------------------------------------------------------------------------------
82                   80                  14.90               80                  21.38               80                  111.04
------------------------------------------------------------------------------------------------------------------------------------
83                   81                  17.56               81                  23.90               81                  120.57
------------------------------------------------------------------------------------------------------------------------------------
84                   82                  20.65               82                  26.57               82                  130.86
------------------------------------------------------------------------------------------------------------------------------------
85                   83                  24.27               83                  29.39               83                  141.95
------------------------------------------------------------------------------------------------------------------------------------
86                   84                  29.83               84                  32.44               84                  153.91
------------------------------------------------------------------------------------------------------------------------------------
87                   85                  33.68               85                  35.67               85                  166.77
------------------------------------------------------------------------------------------------------------------------------------
                                                             86                  39.06               86                  180.60
------------------------------------------------------------------------------------------------------------------------------------
                                                             87                  40.54               87                  195.43
------------------------------------------------------------------------------------------------------------------------------------
                                                             88                  44.36               88                  211.33
------------------------------------------------------------------------------------------------------------------------------------
                                                             89                  48.40               89                  228.31
------------------------------------------------------------------------------------------------------------------------------------
                                                             90                  52.64               90                  246.45
------------------------------------------------------------------------------------------------------------------------------------
                                                             91                  54.61               91                  265.76
------------------------------------------------------------------------------------------------------------------------------------
                                                             92                  62.93               92                  286.25
------------------------------------------------------------------------------------------------------------------------------------
                                                             93                  71.96               93                  307.98
====================================================================================================================================

ACKNOWLEDGED:
John Hancock Mutual Life Insurance Co.



By:
   -------------------------------------
      JAMES C. MAGNER
Its:  Executive Director,
Estate and Business Planning Group


               The John Hancock Variable Life Insurance Company without assuming any responsibility for the validity or the sufficiency of this instrument, has on this date, filed a duplicate thereof at it's Home Office.

                                             Date    1/22/99
                                                 -----------------
               JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               BY:     [/s/ SIGNATURE ILLEGIBLE]       Secretary